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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                           ------------------------

       Date of report (Date of earliest event reported): March 15, 2001


                               METROCALL, INC.
                                -------------
              (Exact Name of Registrant as Specified in Charter)


       Delaware                   0-21924                  54-1215634
       --------                   -------                  ----------
(State or Other Jurisdiction  (Commission File          (IRS Employer
    of Incorporation)             Number)         Identification No.)

              6677 Richmond Highway, Alexandria, Virginia   22306
             ---------------------------------------------- -----
             (Address of Principal Executive Offices)    (Zip Code)


                                (703) 660-6677
                                --------------
             (Registrant's telephone number, including area code)




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Item 5.   Other Events.

        On March 15, 2001, Metrocall, Inc. issued the attached press release regarding its results for the fourth quarter 2000, restructuring efforts, and initiatives to address its liquidity concerns.

Item 7.   Financial Statements and Exhibits

(c) Exhibits

The following documents are filed as exhibits to the report:

         99    Press Release dated March 15, 2001



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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2001


                                             METROCALL, INC.


                                       By:  /s/ Vincent D. Kelly
                                           ----------------------
                                            Vincent D. Kelly
                                            Chief Financial Officer




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                                EXHIBIT INDEX



Exhibit Number        Description
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         99           Press Release dated March 15, 2001